Exhibit 99.1

FNCB Bancorp Elects Three New Members to its Board of Directors; Announces Formation of Community Advisory Board

Dunmore, PA, September 27, 2017 (GLOBE NEWSWIRE): FNCB Bancorp, Inc. (OTCQX:FNCB), the parent company of FNCB Bank, today announced the election of three new independent members to the Board of Directors of both entities and the formation of a community Advisory Board.

Joining the Board of Directors of FNCB Bancorp and FNCB Bank are Kathleen McCarthy Lambert, Vithalbhai D. Dhaduk, MD, and Joseph L. DeNaples, Esquire.

The elections expand the Boards to 12 directors. The other members are William G. Bracey, Gerard A. Champi, Joseph Coccia, Dominick DeNaples, Louis A. DeNaples, Dr. Louis A. DeNaples, Jr., Keith W. Eckel, Thomas J. Melone, CPA, and John P. Moses, Esquire.

“We are pleased to welcome Kathleen, Vithalbhai and Joseph to the Board of Directors,” said Dominick L. DeNaples, Chairman of the Board. “All three are accomplished leaders who come from different sectors in the business community. Their diverse backgrounds will add great value to our Board of Directors and FNCB Bancorp, Inc. and FNCB Bank will benefit from their many years of experience.”

Kathleen McCarthy Lambert is an owner of McCarthy Tire Service Company and subsidiaries where she serves as Chief Financial Officer and Corporate Secretary. She also currently serves on a number of boards including Vice Chairman of the Board, King’s College; Chairman of the Board, Wyoming Valley Health Care System/CHS; Chairman of the Board, Association for the Blind; Scranton Diocesan Finance Council, Beatrice Eck Foundation, and the Greater Wilkes-Barre Chamber of Business and Industry. In addition to her board memberships, she is actively involved in fundraising activities for numerous non-profit organizations, including the United Way, American Heart Association, St. Vincent DePaul Soup Kitchen, King’s College, the Catholic Youth Center, Holy Redeemer High School, John Heinz Rehab, Big Brothers/Big Sisters and Volunteers in Medicine. She is a past recipient of the Athena Award and Top 25 Business Women in NEPA award. She is a graduate of King’s College with a Bachelor of Science degree in Accounting and Business Administration and is a Certified Public Accountant.

Vithalbhai D. Dhaduk, MD is the Head of Neurology at Professional Neurological Associates in Dickson City and serves as Assistant Professor of Neurology at the Geisinger Commonwealth School of Medicine. He is also an experienced entrepreneur in the field of pharmaceutical biotechnology, with expertise in research & development, manufacturing and marketing of biotechnology. He currently serves on a number of boards including Chairman of Dap Dhaduk 1-8; President and Chairman, Apicore LLC; Chairman, Caritas International Trading Inc.; President and Chairman, Caritas Real Estate Group; President and Chairman, Core Hospitality LLC; Chairman, Global Pharma Analytics; President and Chairman, Somahlution; President and Chairman, Star Real Estate LLC; and Chairman, Geo Natural Energy. Dr. Dhaduk is a graduate of M.P. Shah Medical College where he received Bachelor of Medicine and Bachelor of Surgery degrees. He is a member of the Pennsylvania Medical Society, Lackawanna County Medical Society, American Medical Association, MS Society, Parkinson’s Support Group, National Headache Foundation, Alzheimer’s Support Group and Who’s Who Registry. Dr. Dhaduk also serves as a cultural ambassador for Indian culture as chairman of Saurashtra Patel Cultural Samaj.

Joseph L. DeNaples, Esquire is a partner at the law firm of Cipriani & Werner, PC. and is Senior Counsel and Director of Risk Management for Mount Airy Resort & Casino. He focuses his practice in banking, commercial litigation, real estate development, gaming law, lending and bankruptcy. Mr. DeNaples also serves as Solicitor for both the Lackawanna County Sheriff's Office and the County of Lackawanna Transit System Authority. He previously clerked for the Honorable Trish Corbett at the Lackawanna County Court of Common Pleas and for the Honorable Correale Stevens at the Pennsylvania Superior Court. He is admitted to practice in Pennsylvania, as well as the U.S. District Court for the Middle District of Pennsylvania and the U.S. Bankruptcy Court for the Middle District of Pennsylvania. He is a member of the Lackawanna County Bar Association. He currently serves on the board at the Northeastern Pennsylvania Council Boy Scouts of America and Saint Francis of Assisi Kitchen. He is a graduate of Scranton Preparatory School, the University of Scranton with a Bachelor of Arts in History and Villanova University School of Law with a Juris Doctor.

The Advisory Board will consist of members from Northeastern Pennsylvania and the Lehigh Valley who will advise, support and serve as liaisons for the Bank through relationships with businesses and the community in our market areas. Members are expected to be added in the near future.

“We are fortunate to have many successful business and non-profit leaders who work to help our communities thrive, and who are invested in helping our area continue to grow and prosper,” added DeNaples. “We look forward to adding members to the Advisory Board who will help ensure we’re making the best decisions, and pursuing the right opportunities, for our customers and for the future success of the communities we serve.”

About FNCB Bancorp, Inc.:

FNCB Bancorp, Inc. is the bank holding company of FNCB Bank, which provides personal, small business and commercial banking services to individuals and businesses in Northeastern Pennsylvania and the Lehigh Valley through its 18 branch offices and Allentown-based Limited Purpose Office. The institution was established as a National Banking Association in 1910 as The First National Bank of Dunmore and operated under the name First National Community Bank from 1988 through June 2016. On June 30, 2016, the institution changed its name to FNCB Bank upon its conversion from a national charter to a Pennsylvania state charter. For more information about the BauerFinancial 5-Star rated FNCB, visit www.fncb.com.

Investor Contact:

James M. Bone, Jr., CPA

FNCB Bank Executive Vice President and Chief Financial Officer

(570) 348-6419

james.bone@fncb.com

FNCB may from time to time make written or oral “forward-looking statements,” including statements contained in our filings with the Securities and Exchange Commission (“SEC”), in its reports to shareholders, and in other communications, which are made in good faith by us pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan” and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in our markets; the effects of, and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services; the ability of FNCB to compete with other institutions for business; the composition and concentrations of FNCB’s lending risk and the adequacy of FNCB’s reserves to manage those risks; the valuation of FNCB’s investment securities; the ability of FNCB to pay dividends or repurchase common shares; the ability of FNCB to retain key personnel; the impact of any pending or threatened litigation against FNCB; the marketability of shares of FNCB and fluctuations in the value of FNCB’s share price; the effectiveness of FNCB’s system of internal controls; the ability of FNCB to attract additional capital investment; the impact of changes in financial services’ laws and regulations (including laws concerning capital adequacy, taxes, banking, securities and insurance); the impact of technological changes and security risks upon our information technology systems; changes in consumer spending and saving habits; the nature, extent, and timing of governmental actions and reforms, and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB’s filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management’s analysis only as of the date of this report, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this report.

Readers should carefully review the risk factors described in the Annual Report and other documents that FNCB periodically files with the Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2016.

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